Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
Income from continuing operations before income taxes and the income tax provision consisted of the following for the years ended December 31, 2016, 2015 and 2014 (in millions):

	Year Ended December 31,
	2016	2015	2014
Income from continuing operations before income taxes
Domestic	$1,043	$824	$623
Foreign	986	829	784
	$2,029	$1,653	$1,407
Income tax provision
Current tax expense:
Federal	$258	$250	$151
State	5	46	61
Foreign	203	170	169
	466	466	381
Deferred tax expense (benefit):
Federal	65	(7)	39
State	76	(40)	(20)
Foreign	(27)	(61)	2
	114	(108)	21
Total income tax expense	$580	$358	$402

A reconciliation of the statutory U.S. federal income tax rate to our effective income tax rate for the years ended December 31, 2016, 2015 and 2014 is as follows:

	Year Ended December 31,
	2016	2015	2014
Statutory federal income tax rate	35%	35%	35%
State and local income taxes, net of federal benefit	3	2	3
Foreign tax rate differential	(7)	(7)	(7)
Benefit to deferred tax asset and liabilities for foreign tax law change	(2)	(4)	—
Uncertain tax positions	—	(3)	1
Other	—	(1)	(3)
Total provision for income taxes	29%	22%	29%

The effective tax rates for the years ended December 31, 2016, 2015 and 2014 are lower than the federal statutory rate primarily due to the favorable foreign income tax rate differentials and favorable tax law changes, partially offset by state income taxes. Favorable foreign income tax rate differentials result primarily from lower income tax rates in the U.K. and various other lower tax jurisdictions as compared to the income tax rates in the U.S. During the fourth quarter of 2015, the U.K. reduced the corporate income tax rate from 20% to 19% effective April 1, 2017 and to 18% effective April 1, 2020. During the third quarter of 2016, the U.K. further reduced their corporate income tax rate from 18% to 17% effective April 1, 2020. The reduction in the future U.K. corporate income tax rates resulted in deferred tax benefits. The impact of the deferred tax benefit for the years ended December 31, 2016 and 2015 lowered the effective tax rates by 2% and 4%, respectively.
The increase in the effective tax rate for the year ended December 31, 2016, from the comparable period in 2015, is primarily due to the tax impact of foreign versus U.S. based pre-tax income, lower deferred tax benefit associated with the future U.K. income tax rate reduction, and greater favorable settlements with various taxing authorities in 2015, partially offset by a tax benefit from the early adoption of ASU 2016-09 in 2016. The decrease in the effective tax rate for the year ended December 31, 2015, compared to the year ended December 31, 2014, is primarily due to the deferred tax benefit associated with future U.K. income tax rate reductions (representing $60 million of the $61 million deferred tax benefit in the income tax provision table above) along with certain favorable settlements with various taxing authorities.
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. We decided to early adopt ASU 2015-17 retrospectively and classified all deferred taxes and liabilities, along with any related valuation allowance, as non-current on the balance sheet as of December 31, 2015 (Note 2). The following table reflected the requirements under ASU 2015-17 and summarizes the significant components of our deferred tax liabilities and assets as of December 31, 2016 and 2015 (in millions):

	December 31,
	2016	2015
Deferred tax assets:
Deferred and stock-based compensation	$166	$160
Pension	89	100
Liability reserve	52	58
Tax credits	64	59
Loss carryforward	127	259
Deferred revenue	38	29
Other	47	67
Total	583	732
Valuation allowance	(122)	(72)
Total deferred tax assets, net of valuation allowance	461	660
Deferred tax liabilities:
Property and equipment	(113)	(82)
Acquired intangibles	(3,302)	(3,397)
Total deferred tax liabilities	(3,415)	(3,479)
Net deferred tax liabilities	$(2,954)	$(2,819)
Reported as:
Net non-current deferred tax assets	$4	$18
Net non-current deferred tax liabilities	(2,958)	(2,837)
Net deferred tax liabilities	$(2,954)	$(2,819)

A reconciliation of the beginning and ending amount of deferred income tax valuation allowance is as follows for the years ended December 31, 2016, 2015 and 2014 (in millions):

	Year Ended December 31,
	2016	2015	2014
Beginning balance of deferred income tax valuation allowance	$72	$75	$95
Increases charged to income tax expense	28	1	—
Charges against goodwill	22	1	—
Decreases	—	(5)	(20)
Ending balance of deferred income tax valuation allowance	$122	$72	$75

We recognize valuation allowances on deferred tax assets if, based on the weight of the evidence, we believe that it is more likely than not that some or all of the deferred tax assets will not be realized. We recorded a valuation allowance for deferred tax assets of $122 million and $72 million as of December 31, 2016 and 2015, respectively. Increases charged to income tax expense in the table above primarily relate to deferred tax assets on foreign net operating and capital losses that we do not expect to be realizable in future periods. Increases charged against goodwill in the table above primarily relate to deferred tax assets arising on the acquisition of a foreign branch that we do not expect to be realizable in future periods. Decreases in the table above for the years ended December 31, 2015 and 2014 relate to net operating loss carryforwards that we determined would be available to offset income in future periods.
Our non-U.S. subsidiaries had $3.6 billion in cumulative undistributed earnings as of December 31, 2016. This amount represents the post-income tax earnings under U.S. GAAP adjusted for previously taxed income. The earnings from our non-U.S. subsidiaries are considered to be indefinitely reinvested. Accordingly, no provision for U.S. federal and state income taxes has been made in the accompanying consolidated financial statements. Further, a determination of the unrecognized deferred tax liability is not practicable. Any future distribution by way of dividend of these non-U.S. earnings may subject us to both U.S. federal and state income taxes, as adjusted for non-U.S. tax credits, and withholding taxes payable to various non-U.S. countries.
As of December 31, 2016 and 2015, we have gross U.S. federal net operating loss carryforwards of $59 million and $340 million, respectively, and gross state and local net operating loss carryforwards of $293 million and $1.0 billion, respectively. The significant reduction of federal, state and local net operating losses results from their current year utilization. These carryforwards are available to offset future taxable income until they begin to expire in 2019. In addition, as of December 31, 2016 and 2015, we have gross foreign net operating loss carryforwards of $116 million and $105 million, respectively. The majority of gross foreign net operating losses are not expected to be realizable in future periods and have related valuation allowances.
A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows for the years ended December 31, 2016, 2015 and 2014 (in millions):

	Year Ended December 31,
	2016	2015	2014
Beginning balance of unrecognized tax benefits	$107	$145	$228
Additions related to acquisitions	22	7	—
Additions based on tax positions taken in current year	9	9	33
Additions based on tax positions taken in prior years	—	34	1
Reductions related to divestitures (Euronext IPO)	—	—	(104)
Reductions based on tax positions taken in prior years	(1)	(51)	(3)
Reductions resulting from statute of limitation lapses	(3)	(12)	(2)
Reductions related to settlements with taxing authorities	(22)	(25)	(8)
Ending balance of unrecognized tax benefits	$112	$107	$145

As of December 31, 2016 and 2015, the balance of unrecognized tax benefits which would, if recognized, affect our effective tax rate was $76 million and $72 million, respectively. It is reasonably possible, as a result of settlements of ongoing audits or statute of limitations expirations, unrecognized tax benefits could increase as much as $9 million and decrease as much as $39 million within the next twelve months. Of the $112 million in unrecognized tax benefits as of December 31, 2016, $84 million is recorded as other non-current liabilities and $28 million is recorded as other current liabilities in the accompanying consolidated balance sheet.
We recognize interest accrued on income tax uncertainties and accrued penalties as a component of income tax expense. For the years ended December 31, 2016, 2015 and 2014, we recognized $1 million, $12 million and $4 million, respectively, of income tax expense for interest and penalties. Accrued interest and penalties were $35 million and $33 million as of December 31, 2016 and 2015, respectively. Of the $35 million in accrued interest and penalties as of December 31, 2016, $12 million is recorded as other non-current liabilities and $23 million is recorded as other current liabilities in the accompanying consolidated balance sheet.
We or one of our subsidiaries files income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. The following table summarizes open tax years by major jurisdiction:

Jurisdiction	Open Tax Years
U.S. Federal	2012 - 2016
U.S. States	2007 - 2016
U.K.	2015 - 2016
Netherlands	2011 - 2016

Although the outcome of tax audits is always uncertain, we believe that adequate amounts of tax, including interest and penalties, have been provided for any adjustments expected to result from open tax years.